UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

FRESH VINE WINE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 78984

Charlotte, NC 28271

(Address of Principal Executive Offices) (Zip Code)

(855) 766-9463

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VINE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

As previously disclosed, Fresh Vine Wine, Inc., a Nevada corporation (“VINE”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with (i) Amaze Holdings Inc., a Delaware corporation and wholly owned subsidiary of Vine (“Pubco”), (ii) VINE Merger Sub Inc., a Delaware corporation and wholly subsidiary of Pubco (“VINE Merger Sub”), (iii) Adifex Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Pubco (“Adifex Merger Sub”), and (iv) Adifex Holdings LLC, a Delaware limited liability company (“Adifex”), pursuant to which (i) VINE Merger Sub will merge with and into VINE (the “VINE Merger”), with VINE as the surviving company in the VINE Merger and, as a result of the VINE Merger, VINE will become a wholly owned subsidiary of Pubco with holders of VINE equity interests receiving Pubco Common Stock, and (ii) Adifex Merger Sub will merge with and into Adifex (the “Adifex Merger”), with Adifex as the surviving company in the Adifex Merger and, as a result of the Adifex Merger, Adifex will become a wholly owned subsidiary of Pubco and each of the Adifex equity interests will be automatically converted into a pro rata portion of the merger consideration in Pubco common stock (the “Business Combination”).

As part of the conditions to the closing of the Business Combination Agreement, Adifex shall have closed the acquisition of the outstanding capital stock of Amaze Software, Inc. (“Amaze”) under a stock purchase agreement, pursuant to which the shareholders of Amaze will contribute their shares of capital stock in Amaze in exchange for membership interests in Adifex.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation (“Investor Presentation”) that will be used by VINE and Amaze in connection with the transactions contemplated by the Business Combination Agreement.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events or VINE’s, Pubco’s or Amaze’s future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about VINE, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and the proposed Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of VINE securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the stockholders of VINE (iii) the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination or abandonment of the Business Combination Agreement; (v) the potential effect of the announcement or pendency of the Business Combination on Amaze’s or VINE’s business relationships, performance and business generally, including potential difficulties in employee retention; (vi) risks that the Business Combination disrupts current plans and operations of VINE or Amaze; (vii) the outcome of any legal proceedings that may be instituted against VINE related to the Business Combination Agreement or the Business Combination; (viii) the risk that VINE will be unable to maintain the listing of VINE’s securities on NYSE American; (ix) the risk that the price of VINE’s securities, or the price of Pubco Common Stock following the closing, may be volatile due to a variety of factors, including changes in the competitive industries in which VINE or Amaze operates, variations in performance across competitors, changes in laws and regulations affecting VINE’s or Amaze’s business and changes in the capital structure; (x) the inability to implement business plans, forecasts, and other expectations after the completion of the Business Combination and identify and realize additional opportunities; (xi) the risk of changes in applicable law, rules, regulations, regulatory guidance, or social conditions in the countries in which Amaze’s customers and suppliers operate in that could adversely impact Amaze’s operations; (xii) the risk that VINE and/or Amaze may not achieve or sustain profitability; (xiii) the risk that VINE and/or Amaze will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiv) the risk that VINE and/or Amaze experiences difficulties in managing its growth and expanding operations.

While forward-looking statements reflect VINE’s good faith beliefs, they are not guarantees of future performance or events. Any forward-looking statement speaks only as of the date on which it was made. VINE disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause VINE’s future results or performance to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in VINE’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 8, 2024, as updated by VINE’s subsequent periodic reports and other filings filed with the SEC.

Participants in the Solicitation

VINE, Adifex and Amaze and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed Business Combination. Information about VINE’s directors and executive officers is available in VINE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its definitive proxy statement dated November 6, 2023 for its 2023 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their interests in the transaction, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Business Combination when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from VINE or the SEC’s website as indicated above.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, VINE and Pubco will file materials with the SEC, including the Registration Statement, which will include a document that serves as a proxy statement/prospectus of VINE and an information statement of Adifex and its to be acquired subsidiary, Amaze, and other documents regarding the proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain the Registration Statement, the proxy statement/prospectus and other materials filed by VINE with the SEC free of charge from the SEC’s website at www.sec.gov or from VINE at the SEC Filings section of www.ir.freshvinewine.com.

Non-Solicitation

This report does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation.
104	Cover Page Interactive Data File (embedded with the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH VINE WINE, INC.

Date: November 22, 2024	By:	/s/ Michael Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer